                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)  July 27, 2004


                              BALDWIN & LYONS, INC.
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             (Exact name of registrant as specified in its charter)


            INDIANA                   0-5534                35-0160330
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(State or other jurisdiction of     (Commission           (IRS Employer
 incorporation or organization)     File Number)        Identification No.)


1099 NORTH MERIDIAN STREET, INDIANAPOLIS, INDIANA              46204
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:       (317) 636-9800
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                                 Not applicable
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         (Former name of former address, if changed since last report.)



ITEM 9.  REGULATION FD DISCLOSURE

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 12 - Results of Operations and Financial Condition of Form 8-K and is being presented under Item 9 of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

On July 27, 2004, Baldwin & Lyons, Inc. (Baldwin) issued a press release announcing the results of its operations for the second quarter ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated by reference to this Item 9 and Item 12 as if fully set forth herein.

Throughout its press release and in the conference call to discuss the results of its operations for the second quarter 2004, Baldwin presents and will present its results and operations in the manner it believes will be the most meaningful, which includes some measures that are not based on accounting principles generally accepted in the United States (GAAP).

Baldwin management uses operating revenue, a non-GAAP financial measure, which is revenue excluding pre-tax realized investment gains and losses. It also uses operating income which is net income excluding after tax realized investment gains and losses. These financial measures are used to evaluate the Company's performance because the realization of investment gains and losses in any given period is largely discretionary as to timing and could distort the analysis of trends. Baldwin believes that the insurance industry equity analysts exclude realized gains and losses on investments in their analysis of Baldwin's results for the same reason.

The combined ratios and the components thereof are presented in accordance with statutory accounting principles applied to the GAAP underwriting results.

A copy of this press release is also posted on the Company's website.




                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BALDWIN & LYONS, INC.



July 28, 2004                       By   /s/ Gary W. Miller
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                                         Gary W. Miller, Chairman
                                           and CEO
                                         (Chief Operating Officer)